Independence Realty Trust, Inc. May 2014 Exhibit 99.1

Forward Looking Statements, Non-GAAP Financial Measures and Disclaimers

This document and the related presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about
Independence Realty Trust, Inc.’s (“IRT”) plans, objectives, expectations and intentions with respect to future operations, projected acquisitions of properties under contract or in IRT’s pipeline and other statements that are not historical facts.
Forward-looking statements are sometimes identified by the words “may”, “will”, “should”, “potential”, “predict”, “continue”,
“project”, “guide”, or other similar words or expressions.  These forward-looking statements are based upon the current beliefs and expectations of IRT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. IRT does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors and other disclosure contained in filings by IRT with the Securities and Exchange Commission (“SEC”), including, without limitation, IRT’s most recent annual and quarterly reports filed with SEC. IRT’s SEC filings are available on IRT’s website at
www.irtreit.com.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to IRT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”) financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or IRT’s most recent annual and quarterly reports.
This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of IRT.

•
IRT is an apartment REIT focused on building a portfolio of well-located apartment properties in supply constrained secondary and tertiary markets which generate attractive current returns with the potential for rent increases and improved operating efficiency.
Who are we?
3
–
Listed on the NYSE MKT in August 2013 – “IRT”
–
Targets markets with strong demographic and employment trends with minimal new supply
–
17 properties in 10 states representing 4,970 units at March 31, 2014
–
Focused on delivering strong risk-adjusted returns
–
Monthly common dividend of $0.06 or $0.18 for each of the first two quarters of 2014 representing a 7.9% yield with a $9.07 stock price at May 27, 2014
–
IRT is externally managed by a subsidiary of RAIT Financial Trust (NYSE: RAS) – a multi-strategy commercial real estate company with a vertically integrated platform and significant experience owning and lending against apartment properties
–
Seasoned external manager with significant resources for IRT’s benefit

Scott F. Schaeffer
Management Team

Chairman and CEO – Independence Realty Trust, Inc. & Chairman and CEO – RAIT Financial
Trust
CEO and Manager – Independent Realty Advisors, LLC
Over 28 year career in real estate
James J. Sebra
CFO and Treasurer – Independence Realty Trust, Inc. & CFO and Treasurer – RAIT Financial
Trust
Treasurer – Independent Realty Advisors, LLC
17 years of real estate experience
Farrell Ender
President – Independence Realty Advisors, LLC & Senior Vice President – RAIT Financial Trust
Over 10 years experience in the acquisition/disposition, property management, construction management of apartment properties
Responsible for investing over $833 million of debt and equity in 65 apartment properties
Raphael Licht
Manager – Independent Realty Advisors, LLC & General Counsel– RAIT Financial Trust
17 years of real estate experience

Attractive Apartment Industry Dynamics Support Strong Demand

IRT expects conditions will remain favorable for apartment fundamentals for the foreseeable future in secondary markets.
•
Positive Demographic Factors. The Echo boom generation, which is significantly larger than Gen X, is entering the rental market.
Harvard research suggests that renters could make up half of  all new households by 2020.  This equates to up to 7 million new renter households this decade.
•
Supply Shortage. Supply has been constrained since the recession; U.S. needs 300,000 new apartments every year to meet demand.
We are still only playing catch-up from the impacts of the recession.  In 2009, there were only 97,300 new apartments built.  In 2012,
157,600 new apartments were built.  The majority of new developments since the downturn have been focused on primary markets.
•
Low homeownership. Changing demographic factors and lifestyles plus stringent mortgage lending standards and competition from own-to-rent investors have resulted in the homeownership rate at levels last seen in the mid-1990s
Positive Trends
Data Source: U.S. Census Bureau, NMHC, Economy.com, RAIT Financial Trust
63%
64%
65%
66%
67%
68%
69%
70%
Renter Households (Millions) Homeownership Rate (%)
31
32
33
34
35
36
37
38
39
40
41

Key Statistics - Strong Momentum in the Business

(1) Weighted average monthly effective rent per occupied unit represents the average monthly rent collected for all occupied units after giving effect to tenant concessions. We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations. Same Store is defined as properties in the portfolio as of January 1, 2013.
•
Since March 31, 2013, IRT has more than doubled its portfolio by number of units and properties
As of or For the Three-Month Periods Ended
March 31,
2014
December 31,
2013
September 30,
2013
June 30,
2013
March 31,
2013
Financial Statistics:
Total revenue ...................................................... $ 8,135 $ 5,768 $ 4,787 $ 4,700 $ 4,688
Earnings (loss) per share-diluted......................... $ 0.19 $ 0.03 $ 0.03 $ 0.01 $ 0.00
Funds from Operations (“FFO”) per share.......... $ 0.33 $ 0.17 $ 0.17 $ 0.23 $ 0.23
Core funds from operations (“CFFO”) per share
$ 0.17 $ 0.20 $ 0.17 $ 0.23 $ 0.23
Dividends declared per common share.............. $ 0.18 $ 0.16 $ 0.16 $ 0.16 $ 0.15
Total Shares Outstanding....................................
17,742,540 9,652,540 9,643,540 5,643,540 356,558
Apartment Property Portfolio:
Reported investments in real estate at cost....... $ 320,437 $ 190,096 $ 166,665 $ 154,040 $ 153,717
Net operating income.......................................... $ 4,147 $ 3,159 $ 2,373 $ 2,459 $ 2,523
Number of properties owned .............................. 17 10 9 8 8
Multifamily units owned ...................................... 4,970 2,790 2,358 2,004 2,004
Portfolio weighted average occupancy................ ....
93.9% 94.6% 94.4% 94.2% 94.2%
Weighted average monthly effective rent per
unit
(1)
..............................................................
$ 730 $ 765 $ 784 $ 784 $ 786
Same Store weighted average monthly
effective rent per unit (1) .................................
$ 795 $ 792 $ 784 $ 784 $ 786

•
On May 7, 2014, IRT acquired its 18 property, a 202-unit apartment residential community located in Little Rock, Arkansas for an aggregate purchase price of $21.5 million.
•
IRT seeks to acquire well-located, stable apartment properties in secondary and tertiary markets
Where we are?
7
(1) Figures are as of and for the three months ended March 31, 2014.
Geographic Diversity (by units) (1) National Footprint (1)
Apartment Property
–
IRT owned 17 apartment properties totaling 4,970 units in 10 states at March 31, 2014
–
IRT corporate office – Philadelphia, PA
OK
33%
AZ
14%
IN
11%
GA
9%
MS
9%
IL
7%
TX
6%
VA
4%
CO
3%
MO
3%
th

IRT Portfolio

Raindance Apts Oklahoma
City, Oklahoma
Augusta Apts
Oklahoma City, Oklahoma
Heritage Park Apts
Oklahoma City, Oklahoma
Windrush
Edmund, Oklahoma
Invitational Apts
Oklahoma City, Oklahoma
Tresa at Arrowhead
Phoenix, Arizona
Belle Creek
Henderson, Colorado
Cumberland Glen
Smyrna, Georgia
Crestmont
Marietta, Georgia
Centrepoint
Tucson, Arizona
Runaway Bay
Indianapolis, Indiana
Heritage Trace
Newport News, Virginia
The Crossings
Jackson, Mississippi
Berkshire Square
Indianapolis, Indiana
Copper Mill
Austin, Texas
The Reserve at Eagle Ridge
Waukegan, Illinois
King’s Landing
Creve Coeur, Missouri
At March 31, 2014

Property Name Location Acquisition Date
Purchase
Price Debt
Year Built or
Renovated(1) Units(2)
Physical
Occupancy(3)
Average Monthly
Effective Rent per
Occupied Unit(4)
      Belle Creek Henderson, Colorado 4/29/2011 14,100 $      10,575 $     2011 162
(5)
99.4% 960 $
      Copper Mill Austin, Texas 4/29/2011 14,715         7,269           2010 320            96.9% 768
      Crestmont Marietta, Georgia 4/29/2011 13,500         6,675           2010 228            96.5% 719
      Cumberland Smyrna, Georgia 4/29/2011 13,800         6,824           2010 222            95.5% 681
      Heritage Trace Newport News, Virginia 4/29/2011 11,000         5,439           2010 200            90.0% 682
      Tresa Phoenix, Arizona 4/29/2011 36,675         27,500         2006 360            94.7% 839
      Centrepoint Tucson, Arizona 12/16/2011 29,500         17,600         2006 320            93.8% 815
      Runaway Bay Indianapolis, Indiana 10/11/2012 15,750         10,174         2002 192            93.8% 923
      Berkshire Square Indianapolis, Indiana 9/19/2013 13,250         8,612           2012 354            97.5% 574
      The Crossings Jackson, Mississippi 11/22/2013 23,000         -               2012 432            92.6% 780
      Reserve at Eagle Ridge Waukegan, Illinois 1/31/2014 29,000         18,850         2008 370            97.3% 923
      Augusta Oklahoma City, Oklahoma 2/28/2014 65,000
(6)
45,685
(7)
2011 197            86.3% 726
      Heritage Park Oklahoma City, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 453            87.9% 620
      Invitational Oklahoma City, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 344            93.3% 673
      Raindance Oklahoma City, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 504            94.2% 522
      Windrush Edmond, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 160            94.4% 775
      King's Landing Creve Coeur, Missouri 3/31/2014 32,700         21,200         2005 152            94.2% -
(8)
Total/Weighted Average 311,990       186,403      4,970         93.9% 730
Acquired After March 31, 2014
      Carrington Park Little Rock, Arkansas 5/07/2014 21,500         -               1999 202            92.6%
(9)
-
(8)
Total/Weighted Average 333,490       186,403      5,172         93.9% 730
Properties Under Contract (10)
       Arbors at the Reservoir Ridgeland, Mississippi -                            20,250         -               2000 170            97.7%
(9)
-
(8)
Total/Weighted Average 353,740 $    186,403 $   5,342         94.0% 730 $
Stable, Geographically Diversified Portfolio
9
($ in thousands, except per unit data)
(1) All dates are for the year in which a significant renovation program was completed, except for Runaway Bay, King's Landing, Carrington Park and Arbors at the Reservoir, which is the year construction was completed.
(2) Units represent the total number of apartment units available for rent at March 31, 2014.
(3) Physical occupancy for each of our properties is calculated as (i) total units rented as of March 31, 2014 divided by (ii) total units available as of March 31, 2014, expressed as a percentage.
(4) Average monthly effective rent per occupied unit represents the average monthly rent for all occupied units for the three-month period ended March 31, 2014.
(5) Includes 6,256 square feet of retail space in six units, of which 1,010 square feet of space is occupied by RAIT Residential for use as the leasing office. The remaining 5,246 square feet of space is 100% occupied by five tenants with an average monthly base rent of $1,537, or $16 per square foot per year. These five tenants engaged in the following businesses: grocery, retail and various retail services.
(6) Acquired as part of the Oklahoma City Portfolio for an aggregate purchase price of $65,000.
(7) Assumed as part of the Oklahoma City Portfolio and had an aggregate outstanding balance of $45,685 as of March 31, 2014.
(8) We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations. Average effective rent during the period of acquisition for King's Landing, Carrington Park and
Arbors at the Reservoir is $1,386, $957, $1,037, respectively.
(9) Represents occupancy during the period of acquisition.
(10) This acquisition is subject to the terms and conditions of the related purchase agreement.  While we expect the acquisition to close, no assurance can be given that this acquisition will be completed.

Disciplined Approach to Acquisitions

•
Focus on acquiring  assets in
supply constrained submarkets
–
Secondary and tertiary markets
–
Sub-markets with no substantial
new apartment construction
–
Stable resident bases and
occupancy rates
–
Positive net migration trends
–
Markets with strong employment
drivers
•
Source acquisitions through
existing relationships and
established channels
–
Existing RAIT relationships
–
Existing property manager
relationships
–
Brokerage community
–
Off-market transactions
–
TIC Syndicates
•
Target Profile for Acquisitions
–
Mid-rise/garden style (150-500
units) with good amenities
–
Acquire at less than replacement
cost in the $10 - $35M price range;
with 5 to 15 year operating track
record
–
In-place cash flow with room to
grow rents
–
Operating efficiencies through
professional property management
–
Well-located property with good
access and favorable local work
force conditions
Markets Sourcing Assets
1 2 3

Pipeline & Recent Activity

(1) IRT has determined that no acquisitions in the pipeline are probable as of the date of this presentation. IRT cannot assure you that it will acquire any of the properties in the pipeline or that any actual acquisition price will not be significantly different from what IRT currently estimates.
(2) The Arbors at the Reservoir is under contract. No assurances can be given that this acquisition will be completed.
Purchase Date May 7, 2014
MSA Little Rock, AK
Year Built 1999
Number of Units 202
Acquisition Price $21.5 million
Average Monthly
Effective
Rent/Unit
$957
Occupancy 93%
Purchase Date
TBD (In contract)
MSA Jackson, MS
Year Built 2000
Number of Units 170
Acquisition Price $20.3 million
Average Monthly
Effective
Rent/Unit
$1,037
Occupancy 98%
Carrington Park
Arbors at the
Reservoir
(2)
•
Acquisition pipeline of approximately 2,676 units with an estimated aggregate purchase price of $252.2 million at May 27, 2014
(1)

Sponsor: RAIT Financial Trust (NYSE: RAS)

•
RAIT is a multi-strategy commercial real estate company organized as an internally-managed REIT with
$5.1 billion of assets under management as of March 31, 2014
–
RAIT’s IPO – January 1998
•
Scalable “in-house” commercial real estate platform with more than 700 employees, including property management personnel
–
Offices in Philadelphia, New York, Chicago, and Charlotte
•
Seasoned executive team with extensive real estate equity and debt experience
•
Substantial expertise lending to, owning and managing multifamily assets
–
Since its inception, RAIT has originated in excess of $1.5 billion of multifamily loans and has owned more than $650 million of multifamily properties
•
Extensive networks of contacts in the apartment industry
–
Allows RAIT to source attractive, off-market acquisition opportunities
•
RAIT Residential, a property management company that is majority-owned by RAIT, manages over
12,000 apartments in over 18 states
–
Provides significant competitive advantage in targeting geographically diversified portfolios

•
RAIT is the largest stockholder in IRT with 7.0 million shares or 39.3%  of IRT’s outstanding common stock at
March 31, 2014
•
RAIT controls entities that advise and manage IRT and its properties
•
RAIT provides management and public company services to IRT at a lower-cost than if managed internally
•
Management agreement structured to incentivize performance
Strong Alignment of Interests Between Sponsor and Stockholders
13
–
Externally managed by Independence Realty Advisors, a wholly-owned subsidiary of RAIT
–
Properties managed by RAIT Residential, a full-service apartment property manager that is majority-owned by RAIT with approximately 300 employees
–
No acquisition, disposition, or financing fees and no management fees on shareholder equity
–
No management fee on 8 properties acquired prior to August 2013; approximately $154 million of real estate
–
Low management fee (75 bps of gross real estate assets) on properties acquired after August 2013
–
Incentive fee (20% over a Core FFO yield of 7% (annualized))

Core FFO per Share IRT Financial Highlights 14 Revenue NOI Dividends per Share ($ in millions, except per share data) Note: Refer to slide 18 for reconciliation of Core FFO to GAAP net income (loss).

Highlights

Strong Momentum in the Business
1
Disciplined Acquisition Strategy with Robust Pipeline
2
Strong Sponsorship and Alignment of Interest with IRT Stockholders
3
Attractive Dividend
4
5
Stable Portfolio in Supply-Constrained Markets

Appendix

Income Statement

At March 31, 2014  ($ in millions, except per unit data)

For the Three-Month
Periods Ended March 31

2014

2013

REVENUE:

Rental income ......................................................................................................................................... $ 7,353 $ 4,178
Tenant reimbursement income .............................................................................................................. 366 223
Other income .......................................................................................................................................... 416 287

Total revenue................................................................................................................................ 8,135 4,688
EXPENSES:

Property operating expenses .................................................................................................................. 3,988 2,165
General and administrative expenses ..................................................................................................... 168 177
Asset management fees .......................................................................................................................... 146 82
Acquisition expenses ............................................................................................................................... 362 —
Depreciation and amortization ............................................................................................................... 2,123 1,036

Total expenses ............................................................................................................................... 6,787 3,460
Operating income  1,348 1,228
Interest expense..................................................................................................................................... (1,299) (888)
Interest income ....................................................................................................................................... 4 —
Gain (loss) on assets ................................................................................................................................ 2,882 —

Net income (loss):  2,935 340
(Income) loss allocated to preferred shares ........................................................................................... —  (4)
(Income) loss allocated to non-controlling interests .............................................................................. —  (332)

Net income (loss) allocable to common shares
$ 2,935 $ 4

Earnings (loss) per share:

Basic ............................................................................................................................................... $ 0.19 $ 0.01

Diluted ........................................................................................................................................... $ 0.19 $ 0.00

Weighted-average shares:

Basic ............................................................................................................................................... 15,198,096 345,910
Diluted ........................................................................................................................................... 15,213,951 5,620,810
……………………………………………………………………………………
……………………………………………………………………………………
………….…………………………………………

Balance Sheet

At March 31, 2014  ($ in millions, except per unit data)
As of
March 31,
2014
As of
December 31,
2013
ASSETS:
Investments in real estate:
Investments in real estate at cost ............................................................................................................. $ 320,437 $ 190,096
Accumulated depreciation ......................................................................................................................... (17,039) (15,775)
Investments in real estate, net ..................................................................................................................
303,398 174,321
Cash and cash equivalents .................................................................................................................................... 24,635 3,334
Restricted cash ..................................................................................................................................................... 3,126 1,122
Accounts receivable and other assets ................................................................................................................. 2,142 1,731
1,827 517
Deferred costs, net of accumulated amortization of $229 and $151, respectively ………………………………… 1,442 846
Total Assets .............................................................................................................................................................
..........................................................................................................................................................
...............................................................................................................
Intangible assets, net of accumulated amortization of  $1,299 and $569, respectively
$ 336,570 $ 181,871
LIABILITIES AND EQUITY:
Indebtedness $ 191,350 $ 103,303
Accounts payable and accrued expenses
5,493 2,374
Accrued interest payable .......................................................................................................................................... 32 63
Dividends payable .....................................................................................................................................................
1,062 515
Other liabilities .......................................................................................................................................................... 961 708
Total Liabilities .......................................................................................................................................................... 198,898 106,963
Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized, 0 and 0 shares issued and outstanding, respectively .............................................................................................................
— —
Common stock, $0.01 par value; 300,000,000 shares authorized, 17,742,540 and
9,652,540 shares issued and outstanding, including 40,000 unvested restricted common share awards, as of March 31, 2014 .................................................................................
177 96
Additional paid-in capital ..................................................................................................................... 141,046 78,112
Retained earnings (accumulated deficit)
(3,551) (3,300)
Total Equity ............................................................................................................................................................. 137,672 74,908
Total Liabilities and Equity ...................................................................................................................................... $ $ 181,871 336,570

Mortgage Indebtedness

At March 31, 2014  ($ in millions, except per unit data)

Outstanding Principal

Carrying Amount

Effective Interest Rate

Maturity Date

Belle Creek Apartments ............. 10,575 10,575 2.4%(1)
April 28, 2021
Berkshire Square
Apartments ...........................
8,612 8,612 4.4%(3)
January 1, 2021
Centrepoint Apartments ............ 17,600 17,600 3.7%(2)
January 1, 2019
Copper Mill Apartments ............ 7,269 7,269 5.7%
May 1, 2021
Crestmont Apartments .............. 6,675 6,675 5.7%
May 1, 2021
Cumberland Glen
Apartments ...........................
6,824 6,824 5.7%
May 1, 2021
Heritage Trace Apartments........ 5,439 5,439 5.7%
May 1, 2021
Runaway Bay Apartments .......... 10,174 10,174 3.6%
November 1, 2022
Tresa at Arrowhead ................... 27,500 27,500 2.4%(1)
April 28, 2021
Reserve at Eagle Ridge ............... 18,850 18,850 4.7%
March 1, 2024
OKC Portfolio ............................. 45,685 48,132 2.8%(5)
April 1, 2016
Kings’ Landing ............................ 21,200 21,200 4.0%(6)
June 1, 2021

Total mortgage debt/Weighted-
Average .................................
$ 186,403 $ 188,850 3.6%

Secured Credit Facility ...............
2,500 2,500 2.9%(4)
October 25, 2016

Total indebtedness /Weighted-
Average .................................
$ 188,903 $ 191,350 3.6%

(1)
Floating rate at 225 basis points over 30-day LIBOR. As of March 31, 2014, 30-day LIBOR was 0.15%. Interest only payments are due monthly. These mortgages are held by RAIT.
(2) Fixed rate. Interest only payments are due monthly. Beginning February 1, 2015, principal and interest payments are required based on a 30-year amortization schedule.
(3) Fixed Rate. Interest only payments are due monthly. Beginning February 1, 2016, principal and interest payments are required based on a 30-year amortization schedule.
(4) Floating rate at 275 basis points over 30-day LIBOR. As of March 31, 2014, 30-day LIBOR was 0.15%. Interest only payments are due monthly. As of March 31, 2014, we were in compliance with all financial covenants contained in the credit facility.
(5) Contractual interest rate is 5.6%. The debt was assumed and recorded at a premium that will be amortized to interest expense over the remaining term. Principal and interest payments are required based on a 30-year amortization schedule.
(6) Fixed Rate. Interest only payments are due monthly. Beginning June 1, 2017, principal and interest payments are required based on a 30-year amortization schedule.

Non-GAAP Financial Measures: FFO and CFFO
(1)

Ended Ended
Amount Per Share Amount Per Share
Funds From Operations:
Net income (loss)................................ ............... $ 2,935 $ 0.19 $ 340 $ 0.06
Adjustments: ................................ ......................
Income allocated to preferred
shares ................................ ............... — — (4) (0.00)
Income allocated to preferred units ......... — — (88) (0.02)
Real estate depreciation and
amortization................................ ........ 2,123 0.14 1,036 0.19
Funds From Operations ........................................ $ 5,058 $ 0.33 $ 1,284 $ 0.23
Weighted- average shares—diluted(2) 15,213,951 15,213,951 5,620,810 5,620,810
Core Funds From Operations:
Funds From Operations ........................................ $ 5,058 $ 0.33 $ 1,284 $ 0.23
Adjustments: ................................ ......................
Equity based compensation ..................... 31 0.00 — —
Acquisition fees and expenses ................. 362 0.03 — —
(Gain) loss on assets ................................ . (2,882) (0.19) — —
Core Funds From Operations ............................. $ 2,569 $ 0.17 $ 1,284 $ 0.23
Weighted-average shares —diluted(2) 15,213,951 15,213,951 5,620,810 5,620,810
(1)
We believe that FFO and Core FFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular.
We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. Core FFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including acquisition expenses, expensed costs related to the issuance of shares of our common stock, gains or losses on real estate transactions and equity-based compensation expenses, from the determination of FFO. We incur acquisition expenses in connection with acquisitions of real estate properties and expense those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, we add back these costs to FFO in determining Core FFO. Our calculation of Core FFO differs from the methodology used for calculating Core FFO by some other REITs and, accordingly, our
Core FFO may not be comparable to Core FFO reported by other REITs. Our management utilizes FFO and Core FFO as measures of our operating performance, and believes they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, and with respect to Core FFO, acquisition expenses and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods. Furthermore, although FFO, Core FFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we also believe that FFO and Core FFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. We also use Core FFO for purposes of determining the quarterly incentive fee, if any, payable to our advisor. Neither FFO nor Core FFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and Core FFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor
Core FFO should be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.
(2)
Weighted-average shares—diluted includes 5,274,900 limited partnership units that were exchanged for common stock on May 7, 2013 and exchangeable for common stock as of
March 31, 2013.
............
For the Three-Month Period For the Three-Month Period
March 31, 2014 March 31, 2013
...........